UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) January 3, 2007



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On January 3, 2007 General Motors Corporation (GM) issued a news release announcing December 2006 sales. The release is as follows:

                    GM Reports 341,327 Deliveries in December

December Exceeded Expectations, Led By Strong Full-Size Truck and Utility Sales

2006 Turnaround Plan Retail Sales Objective Achieved

Residual Values and Transaction Prices Up

Incentive Discipline Continues - Annual Incentive Spend Down $700 Per Vehicle

DETROIT - GM dealers in the United States delivered 341,327 vehicles in December, an increase of 10 percent (43,771) compared with November, but a reduction of 9.6 percent on a sales-day adjusted basis compared with a strong year-ago December. GM's total annual U.S. sales of 4.1 million vehicles in 2006 were down 9 percent compared with last year's 4.5 million, due to planned reductions in daily rental and other marginally-profitable sales.

"December was a very solid sales month for GM, exceeding our expectations, especially in full-size trucks and SUVs," said Mark LaNeve, vice president, GM North American Sales, Service and Marketing. "In 2006, despite challenging conditions, we stuck to the game plan and achieved our stated goals in support of Rick Wagoner's turnaround plan for North America. Specifically, we exceeded 3 million retail sales and stabilized market share, improved residual values and transaction prices, lowered daily rental sales, and we accomplished all of this while being the only major manufacturer to substantially lower incentive spending (down $700). For 2007, we'll continue our plans to stabilize retail volume, improve our mix, reduce sales to the daily rental market, exercise strategic and tactical incentive programs and strengthen average transaction prices. We will continue to provide customers with the best coverage in the industry, including our 5 year/100,000 mile limited powertrain warranty with roadside assistance and courtesy transportation."

"As we move to the next phase of the turnaround plan, we plan to win by offering our customers the best products with industry-leading value and dealer service," LaNeve added. "So we are optimistic as we introduce exceptional new vehicles - such as the GMC Acadia and Sierra, Saturn Aura and Outlook, Buick Enclave, Chevrolet Silverado and the all-new Cadillac CTS."

December sales were up 10 percent compared with November, driven by a surge in full-size trucks that offer outstanding fuel economy and value. Highlights include:

o Best sales month of the year for Cadillac (22,715 vehicles) with a 65 percent increase in truck sales compared with December 2005
o  Saturn total December sales up 42 percent
o  Saab total and retail sales were up 33 percent
o Saturn and Saab saw car sales increases, and total GM car sales in December were up 2 percent on a sales-day adjusted basis.

For calendar year 2006, GM noted several significant achievements that point to strong consumer acceptance of its new products:

o Including the GMC Sierra, GMC Canyon and Chevrolet Colorado, GM sold more than a million pickup trucks in 2006. GM moved the much-anticipated launch of the all-new full size 2007 Chevrolet Silverado and GMC Sierra pickup trucks ahead 13 weeks.

o Sales of the Chevrolet Equinox and HHR, Pontiac Torrent and Saturn VUE drove GM's small utility and crossover sales up 27 percent in 2006, with 346,952 total deliveries.

o HUMMER had a record sales year with 71,524 deliveries, up 26 percent. H3 sales were up 63 percent, to 54,052 deliveries, compared with 2005.

o Saturn sales for 2006 totaled a record 226,375 vehicles, a 6 percent increase on a sales-day adjusted basis compared with 2005. The Aura, Sky and VUE led this improvement. The new Saturn Outlook crossover is being launched now.

o Pontiac G6 had a 26 percent sales increase in 2006, compared with 2005. Chevrolet Impala sales were up 18 percent, with 289,868 vehicles sold. Chevrolet HHR sold 101,298 vehicles and Buick Lucerne sold 96,515 vehicles in 2006, each building on their launch momentum.

As GM executes the North America turnaround plan, much media attention has focused on the sales races between GM and its competitors. "We are obviously competing in a fiercely contested global marketplace," LaNeve said. "We're optimistic that our newest generation of products will continue to drive revenue growth and brand image."

Certified Used Vehicles

December 2006 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 41,800 units, down nearly 6 percent from last December.

GM Certified Used Vehicles, the industry's top-selling certified brand, posted December sales of 35,774 units, down 8 percent. Cadillac Certified Pre-Owned Vehicles posted strong December sales of 3,948 units, up 18 percent. Saturn Certified Pre-Owned Vehicles sold 1,341 units in December, down nearly 18 percent. Saab Certified Pre-Owned Vehicles sold 607 units, up 9 percent, and HUMMER Certified Pre-Owned Vehicles sold 130 units.

Total 2006 sales for all certified GM brands were 520,189 units, down 2 percent from last year's total. Annual sales for GM Certified Used Vehicles, the industry's top-selling manufacturer-certified brand, were 449,461 units, down 1 percent from its category record sales results in 2005, while Chevrolet again finished the year as the industry's top-selling single-make certified used vehicle brand.

Cadillac Certified Pre-Owned finished 2006 with sales of 42,143 units, up 9 percent over the previous year. Saab Certified Pre-Owned Vehicles sold 8,330 units in 2006, down nearly 4 percent, while Saturn Certified Pre-Owned Vehicles sold 19,244 units, down 35 percent. HUMMER Certified Pre-Owned Vehicles sold 1,011 units in its first year of operation.

"Cadillac Certified Pre-Owned Vehicles posted another strong month, with December sales of 3,948 units, up 18 percent from last December, and total annual 2006 sales up 9 percent from 2005," said LaNeve. "GM Certified Used Vehicles finished 2006 as the industry's top-selling certified brand for the fifth consecutive year, while Chevrolet ranked as the top-selling single-line make certified used vehicle brand. Certified GM brands, including GM Certified Used Vehicles, Cadillac, Saturn, Saab and HUMMER Pre-Owned Vehicles, again led all manufacturers with total 2006 sales of 520,189 units."

GM North America Reports December and 2006 Fourth-Quarter Production, 2007 First-Quarter Production Forecast is Revised at 1.120 Million Vehicles

In December, GM North America produced 319,000 vehicles (125,000 cars and 194,000 trucks). This is down 42,000 vehicles or 12 percent compared to December 2005 when the region produced 361,000 vehicles (139,000 cars and 222,000 trucks). (Production totals include joint venture production of 16,000 vehicles in December 2006 and 24,000 vehicles in December 2005.)

Also, GM North America built 1.107 million vehicles (447,000 cars and 660,000 trucks) in the fourth quarter of 2006. This is down 174,000 vehicles or 14 percent compared to the fourth quarter of 2005 when the region produced 1.281 million vehicles (483,000 cars and 798,000 trucks). Additionally, the region's 2007 first-quarter production forecast is revised at 1.120 million vehicles (455,000 cars and 665,000 trucks), down 20,000 vehicles from last month's guidance. The majority of the production decrease is attributed to GM's ongoing efforts to reduce low-margin daily rental fleet sales. The remainder of the cuts is attributed to shifting production to the company's new full-size pickups and the ongoing management of inventories.

GM also announced 2006 revised fourth-quarter and 2007 first-quarter production forecasts for its international regions.

GM Europe - The region's 2006 fourth-quarter production forecast is revised at 443,000 vehicles. This is down 2,000 vehicles compared to last month's guidance. In the fourth quarter of 2005 the region built 443,000 vehicles. The region's 2007 first-quarter production forecast remains unchanged at 508,000 vehicles. In the first quarter of 2006 the region built 494,000 vehicles.

GM Asia Pacific - GM Asia Pacific's 2006 fourth-quarter production forecast is revised at 507,000 vehicles, up 3,000 vehicles from last month's guidance. In the fourth quarter of 2005 the region built 420,000 vehicles. The region's 2007 first-quarter production forecast is revised at 531,000 vehicles, down 8,000 vehicles from last month's guidance. In the first quarter of 2006 the region built 472,000 vehicles.

GM Latin America, Africa and the Middle East - The region's 2006 fourth-quarter production estimate is revised at 216,000 vehicles, up 1,000 vehicles from last month's guidance. In the fourth quarter of 2005 the region built 188,000 vehicles. The region's 2007 first-quarter production forecast remains unchanged at 214,000 vehicles. In the first quarter of 2006 the region built 194,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader for 75 years. Founded in 1908, GM today employs about 318,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2005, 9.17 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  December               January - December
-------------------------------------------------------------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   27         2006      2005   per S/D      2006       2005    %Chg
-------------------------------------------------------------------------------
Vehicle Total         341,327   392,041   -9.6    4,124,645   4,517,730   -8.7
-------------------------------------------------------------------------------
Car Total             129,585   131,687    2.2    1,625,376   1,751,921   -7.2
-------------------------------------------------------------------------------
Truck Total           211,742   260,354  -15.5    2,499,269   2,765,809   -9.6
-------------------------------------------------------------------------------
Light Truck Total     204,916   252,933  -15.9    2,439,965   2,702,464   -9.7
-------------------------------------------------------------------------------
Light Vehicle Total   334,501   384,620   -9.7    4,065,341   4,454,385   -8.7
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                  December               January - December
-------------------------------------------------------------------------------
                                          % Chg
                        2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------
Buick                  15,986    22,002  -24.5      240,657     282,288  -14.7
Cadillac               22,715    22,946    2.8      227,014     235,002   -3.4
Chevrolet             194,369   231,628  -12.9    2,415,428   2,669,932   -9.5
GMC                    41,770    50,688  -14.4      481,222     566,322  -15.0
HUMMER                  6,928     8,079  -10.9       71,524      56,727   26.1
Oldsmobile                  0        67  ***.*           96       1,866  -94.9
Other - Isuzu           2,566     2,432    9.6       15,751      15,787   -0.2
Pontiac                32,772    36,288   -6.2      410,229     437,806   -6.3
Saab                    3,535     2,766   32.7       36,349      38,343   -5.2
Saturn                 20,686    15,145   41.8      226,375     213,657    6.0
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                   121,797   125,207    1.0    1,525,304   1,636,175   -6.8
-------------------------------------------------------------------------------
Light Truck           204,916   252,933  -15.9    2,439,965   2,702,464   -9.7
-------------------------------------------------------------------------------

Twenty-six selling days for the Month period this year and twenty-seven for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  December 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 December                January - December
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        26        27
-------------------------------------------------------------------------------
Century                     1        48  -97.8           83       6,504  -98.7
LaCrosse                4,676     6,790  -28.5       71,072      92,669  -23.3
LeSabre                    33     1,036  -96.7        2,313      75,369  -96.9
Lucerne                 5,694     5,812    1.7       96,515       8,821  994.2
Park Avenue                 2        17  -87.8           51       2,175  -97.7
Regal                       0         9  ***.*           30         602  -95.0
      Buick Total      10,406    13,712  -21.2      170,064     186,140   -8.6
-------------------------------------------------------------------------------
CTS                     4,822     7,553  -33.7       54,846      61,512  -10.8
DeVille                    23       264  -91.0          807      38,661  -97.9
DTS                     4,955     5,261   -2.2       58,224      23,322  149.7
Seville                     0         2  ***.*            9         137  -93.4
STS                     2,450     3,199  -20.5       25,676      33,497  -23.3
XLR                       286       264   12.5        3,203       3,730  -14.1
      Cadillac Total   12,536    16,543  -21.3      142,765     160,859  -11.2
-------------------------------------------------------------------------------
Aveo                    3,992     3,379   22.7       58,244      68,085  -14.5
Cavalier                    5        94  -94.5          355      18,960  -98.1
Classic                     0         1  ***.*           18      42,358  ***.*
Cobalt                 13,605    16,828  -16.0      211,449     212,667   -0.6
Corvette                3,081     3,271   -2.2       36,518      32,489   12.4
Impala                 26,160    22,186   22.4      289,868     246,481   17.6
Malibu                 11,406    14,198  -16.6      163,853     203,503  -19.5
Monte Carlo             2,416     2,573   -2.5       34,113      33,562    1.6
SSR                       105       574  -81.0        3,803       8,107  -53.1
      Chevrolet Total  60,770    63,104    0.0      798,221     866,212   -7.8
-------------------------------------------------------------------------------
Alero                       0        49  ***.*           67       1,382  -95.2
Aurora                      0         0  ***.*            0          18  ***.*
      Oldsmobile Total      0        49  ***.*           67       1,400  -95.2
-------------------------------------------------------------------------------
Bonneville                 35       269  -86.5        1,160      10,037  -88.4
G5                      1,621         0  ***.*        7,902           0  ***.*
G6                     13,804    12,642   13.4      157,644     124,844   26.3
Grand Am                   17       152  -88.4          828      31,613  -97.4
Grand Prix              8,697     7,712   17.1      108,634     122,398  -11.2
GTO                       897       801   16.3       11,268      11,590   -2.8
Solstice                1,349     2,746  -49.0       19,710       5,445  262.0
Sunfire                     7       296  -97.5          853      25,114  -96.6
Vibe                    2,534     4,611  -42.9       45,221      64,271  -29.6
      Pontiac Total    28,961    29,229    2.9      353,220     395,312  -10.6
-------------------------------------------------------------------------------
9-2X                       77        54   48.1        1,435       5,940  -75.8
9-3                     2,134     1,952   13.5       24,133      24,108    0.1
9-5                       688       294  143.0        4,992       6,023  -17.1
      Saab Total        2,899     2,300   30.9       30,560      36,071  -15.3
-------------------------------------------------------------------------------
Aura                    5,841         0  ***.*       19,746           0  ***.*
ION                     7,162     6,745   10.3      102,042     100,891    1.1
Saturn L Series             0         5  ***.*           20       5,036  -99.6
Sky                     1,010         0  ***.*        8,671           0  ***.*
      Saturn Total     14,013     6,750  115.6      130,479     105,927   23.2
-------------------------------------------------------------------------------
      GM Total        129,585   131,687    2.2    1,625,376   1,751,921   -7.2
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    121,797   125,207    1.0    1,525,304   1,636,175   -6.8
-------------------------------------------------------------------------------
GM Import               7,788     6,480   24.8      100,072     115,746  -13.5
-------------------------------------------------------------------------------
      GM Total        129,585   131,687    2.2    1,625,376   1,751,921   -7.2
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  December 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 December                January - December
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        26        27
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            10,406    13,712  -21.2      170,064     186,140   -8.6
Cadillac Total         12,536    16,543  -21.3      142,765     160,859  -11.2
Chevrolet Total        56,778    59,725   -1.3      739,977     798,127   -7.3
Oldsmobile Total            0        49  ***.*           67       1,400  -95.2
Pontiac Total          28,064    28,428    2.5      341,952     383,722  -10.9
Saturn Total           14,013     6,750  115.6      130,479     105,927   23.2
      GM North America
        Total*        121,797   125,207    1.0    1,525,304   1,636,175   -6.8
===============================================================================
Chevrolet Total         3,992     3,379   22.7       58,244      68,085  -14.5
Pontiac Total             897       801   16.3       11,268      11,590   -2.8
Saab Total              2,899     2,300   30.9       30,560      36,071  -15.3
      GM Import Total   7,788     6,480   24.8      100,072     115,746  -13.5
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            15,986    22,002  -24.5      240,657     282,288  -14.7
Cadillac Total         22,715    22,946    2.8      227,014     235,002   -3.4
Chevrolet Total       194,369   231,628  -12.9    2,415,428   2,669,932   -9.5
GMC Total              41,770    50,688  -14.4      481,222     566,322  -15.0
HUMMER Total            6,928     8,079  -10.9       71,524      56,727   26.1
Oldsmobile Total            0        67  ***.*           96       1,866  -94.9
Other-Isuzu Total       2,566     2,432    9.6       15,751      15,787   -0.2
Pontiac Total          32,772    36,288   -6.2      410,229     437,806   -6.3
Saab Total              3,535     2,766   32.7       36,349      38,343   -5.2
Saturn Total           20,686    15,145   41.8      226,375     213,657    6.0
      GM Total        341,327   392,041   -9.6    4,124,645   4,517,730   -8.7
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  December 2006
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                                 December                January - December
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        26        27
-------------------------------------------------------------------------------
Rainier                   761     1,114  -29.1       12,691      15,271  -16.9
Rendezvous              4,101     5,535  -23.1       45,954      60,589  -24.2
Terraza                   718     1,641  -54.6       11,948      20,288  -41.1
      Total Buick       5,580     8,290  -30.1       70,593      96,148  -26.6
-------------------------------------------------------------------------------
Escalade                4,789     2,595   91.6       39,017      29,876   30.6
Escalade ESV            2,163     1,179   90.5       16,170      13,502   19.8
Escalade EXT            1,091       557  103.4        7,019       7,766   -9.6
SRX                     2,136     2,072    7.1       22,043      22,999   -4.2
      Total Cadillac   10,179     6,403   65.1       84,249      74,143   13.6
-------------------------------------------------------------------------------
Astro                      14       255  -94.3          386      19,215  -98.0
C/K Suburban(Chevy)     8,124     7,966    5.9       77,211      87,011  -11.3
Chevy C/T Series           30        46  -32.3          315         280   12.5
Chevy W Series            320       455  -27.0        2,937       3,013   -2.5
Colorado                7,858     8,828   -7.6       93,876     128,359  -26.9
Equinox                 9,178     9,867   -3.4      113,888     130,542  -12.8
Express Cutaway/G Cut   1,497     2,096  -25.8       19,902      19,553    1.8
Express Panel/G Van     7,414     9,707  -20.7       85,436      88,522   -3.5
Express/G Sportvan        980     1,383  -26.4       17,857      19,510   -8.5
HHR                     5,578     8,721  -33.6      101,298      41,011  147.0
Kodiak 4/5 Series       1,096     1,337  -14.9       11,955      11,074    8.0
Kodiak 6/7/8 Series       362       486  -22.6        3,689       4,441  -16.9
S/T Blazer                  1        60  -98.3          114       4,936  -97.7
S/T Pickup                  0         0  ***.*            4         149  -97.3
Tahoe                  15,261    14,906    6.3      161,491     152,305    6.0
Tracker                     0         1  ***.*           11         474  -97.7
TrailBlazer            12,354    23,736  -46.0      174,797     244,150  -28.4
Uplander                4,388     4,967   -8.3       58,699      72,980  -19.6
Venture                     2        78  -97.3          196       7,029  -97.2
................................................................................
      Avalanche         6,746     4,859   44.2       57,076      63,186   -9.7
      Silverado-C/K
        Pickup         52,396    68,770  -20.9      636,069     705,980   -9.9
Chevrolet Fullsize
  Pickups              59,142    73,629  -16.6      693,145     769,166   -9.9
................................................................................
      Chevrolet Total 133,599   168,524  -17.7    1,617,207   1,803,720  -10.3
-------------------------------------------------------------------------------
Acadia                    480         0  ***.*          480           0  ***.*
Canyon                  2,000     2,322  -10.6       23,979      34,845  -31.2
Envoy                   5,176     8,685  -38.1       74,452     107,862  -31.0
GMC C/T Series             30        29    7.4          255         212   20.3
GMC W Series              933       840   15.3        5,879       6,395   -8.1
Safari (GMC)                0        33  ***.*           56       3,436  -98.4
Savana Panel/G Classic  1,359     1,926  -26.7       17,276      21,106  -18.1
Savana Special/G Cut      393       461  -11.5       10,162      11,458  -11.3
Savana/Rally              242       227   10.7        2,535       2,201   15.2
Sierra                 17,541    21,331  -14.6      210,736     229,488   -8.2
Sonoma                      0         0  ***.*            0          66  ***.*
Topkick 4/5 Series        796     1,031  -19.8       10,730      14,397  -25.5
Topkick 6/7/8 Series      693       765   -5.9        7,793       7,746    0.6
Yukon                   7,075     7,013    4.8       71,476      73,458   -2.7
Yukon XL                5,052     6,025  -12.9       45,413      53,652  -15.4
      GMC Total        41,770    50,688  -14.4      481,222     566,322  -15.0
-------------------------------------------------------------------------------
HUMMER H1                  29        35  -14.0          365         374   -2.4
HUMMER H2               1,662     2,109  -18.2       17,107      23,213  -26.3
HUMMER H3               5,237     5,935   -8.4       54,052      33,140   63.1
      HUMMER Total      6,928     8,079  -10.9       71,524      56,727   26.1
-------------------------------------------------------------------------------
Bravada                     0        16  ***.*           19         327  -94.2
Silhouette                  0         2  ***.*           10         139  -92.8
      Oldsmobile Total      0        18  ***.*           29         466  -93.8
-------------------------------------------------------------------------------
Other-Isuzu F Series      359       266   40.2        1,704       1,505   13.2
Other-Isuzu H Series       11        22  -48.1          125          79   58.2
Other-Isuzu N Series    2,196     2,144    6.4       13,922      14,203   -2.0
      Other-Isuzu Total 2,566     2,432    9.6       15,751      15,787   -0.2
-------------------------------------------------------------------------------
Aztek                       3       131  -97.6          347       5,020  -93.1
Montana                    10        90  -88.5          388       3,732  -89.6
Montana SV6               335     2,517  -86.2       13,100      23,439  -44.1
Torrent                 3,463     4,321  -16.8       43,174      10,303  319.0
      Pontiac Total     3,811     7,059  -43.9       57,009      42,494   34.2
-------------------------------------------------------------------------------
9-7X                      636      466    41.7        5,789       2,272  154.8
      Saab Total          636      466    41.7        5,789       2,272  154.8
-------------------------------------------------------------------------------
Outlook                   144         0  ***.*          144           0  ***.*
Relay                     416       694  -37.8        7,171      15,758  -54.5
VUE                     6,113     7,701  -17.6       88,581      91,972   -3.7
      Saturn Total      6,673     8,395  -17.5       95,896     107,730  -11.0
-------------------------------------------------------------------------------
      GM Total        211,742   260,354  -15.5    2,499,269   2,765,809   -9.6
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    208,930   257,643  -15.8    2,480,250   2,746,010   -9.7
-------------------------------------------------------------------------------
GM Import               2,812     2,711    7.7       19,019      19,799   -3.9
-------------------------------------------------------------------------------
      GM Total        211,742   260,354  -15.5    2,499,269   2,765,809   -9.6
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    204,916   252,933  -15.9    2,439,965   2,702,464   -9.7
-------------------------------------------------------------------------------
GM Import                   0         0  ***.*            0           0  ***.*
-------------------------------------------------------------------------------
      GM Total        204,916   252,933  -15.9    2,439,965   2,702,464   -9.7
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  December 2006
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                                 December                January - December
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        26        27
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             5,580     8,290  -30.1       70,593      96,148  -26.6
Cadillac Total         10,179     6,403   65.1       84,249      74,143   13.6
Chevrolet Total       133,353   168,269  -17.7    1,615,045   1,801,596  -10.4
GMC Total              41,004    50,004  -14.8      476,491     560,999  -15.1
HUMMER Total            6,928     8,079  -10.9       71,524      56,727   26.1
Oldsmobile Total            0        18  ***.*           29         466  -93.8
Other-Isuzu Total         766       660   20.5        3,625       3,435    5.5
Pontiac Total           3,811     7,059  -43.9       57,009      42,494   34.2
Saab Total                636       466   41.7        5,789       2,272  154.8
Saturn Total            6,673     8,395  -17.5       95,896     107,730  -11.0
      GM North America
        Total*        208,930   257,643  -15.8    2,480,250   2,746,010   -9.7
-------------------------------------------------------------------------------
Chevrolet Total           246       255    0.2        2,162       2,124    1.8
GMC Total                 766       684   16.3        4,731       5,323  -11.1
Other-Isuzu Total       1,800     1,772    5.5       12,126      12,352   -1.8
      GM Import Total   2,812     2,711    7.7       19,019      19,799   -3.9
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             5,580     8,290  -30.1       70,593      96,148  -26.6
Cadillac Total         10,179     6,403   65.1       84,249      74,143   13.6
Chevrolet Total       131,791   166,200  -17.7    1,598,311   1,784,912  -10.5
GMC Total              39,318    48,023  -15.0      456,565     537,572  -15.1
HUMMER Total            6,928     8,079  -10.9       71,524      56,727   26.1
Oldsmobile Total            0        18  ***.*           29         466  -93.8
Pontiac Total           3,811     7,059  -43.9       57,009      42,494   34.2
Saab Total                636       466   41.7        5,789       2,272  154.8
Saturn Total            6,673     8,395  -17.5       95,896     107,730  -11.0
      GM North America
        Total*        204,916   252,933  -15.9    2,439,965   2,702,464   -9.7
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             5,580     8,290  -30.1       70,593      96,148  -26.6
Cadillac Total         10,179     6,403   65.1       84,249      74,143   13.6
Chevrolet Total       131,791   166,200  -17.7    1,598,311   1,784,912  -10.5
GMC Total              39,318    48,023  -15.0      456,565     537,572  -15.1
HUMMER Total            6,928     8,079  -10.9       71,524      56,727   26.1
Oldsmobile Total            0        18  ***.*           29         466  -93.8
Pontiac Total           3,811     7,059  -43.9       57,009      42,494   34.2
Saab Total                636       466   41.7        5,789       2,272  154.8
Saturn Total            6,673     8,395  -17.5       95,896     107,730  -11.0
      GM Total        204,916   252,933  -15.9    2,439,965   2,702,464   -9.7
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 1/03/07



                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
2006 Q4 #       447    660  1,107     443      216      507    2,273      11    43    260
  O/(U) prior
forecast:@ *     (2)    (1)    (3)     (2)       1        3       (1)      0    (2)    17

               ---- ------  ------   ----   -------   -----  ---------

2007 Q1 #       455    665  1,120     508      214      531    2,373      15    44    264
  O/(U) prior
forecast:@ *     (2)   (18)   (20)      0        0       (8)     (28)      0    (5)     0
=====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
   2001
1st Qtr.        580    634  1,214     538      138       51    1,941      18     9     NA
2nd Qtr.        638    726  1,364     491      165       64    2,084      13    16     NA
3rd Qtr.        574    664  1,238     373      146       74    1,832      11    15     NA
4th Qtr.        573    721  1,294     441      127       67    1,929       9    16     NA
              -----  -----  -----   -----      ---      ---    -----      --    --
    CY        2,365  2,745  5,110   1,842      575      256    7,786      51    56     NA

   2002
1st Qtr.        600    753  1,353     456      131       65    2,005      11    11     NA
2nd Qtr.        688    865  1,553     453      141       74    2,221      15    17     NA
3rd Qtr.        568    740  1,308     408      132       87    1,935      19    20     NA
4th Qtr.        602    824  1,426     453      157       81    2,117      14    25     NA
              -----  -----  -----   -----      ---      ---    -----      --    --
    CY        2,458  3,182  5,640   1,770      561      307    8,278      59    73     NA

   2003
1st Qtr.        591    860  1,451     491      127       77    2,146      19    24     NA
2nd Qtr.        543    837  1,380     488      128       90    2,086      19    24     NA
3rd Qtr.        492    753  1,245     393      135      120    1,893      20    17     NA
4th Qtr.        558    827  1,385     446      157      133    2,121      16    20     NA
              -----  -----  -----   -----      ---      ---    -----      --    --
    CY        2,184  3,277  5,461   1,818      547      420    8,246      74    85     NA

   2004
1st Qtr.        525    820  1,345     473      159      296    2,273      19    19    247
2nd Qtr.        543    846  1,389     503      172      337    2,401      18    48    284
3rd Qtr.        463    746  1,209     411      185      314    2,119      16    43    261
4th Qtr.        466    811  1,277     442      200      386    2,305      17    47    324
              -----  -----  -----   -----      ---    -----    -----      --   ---  -----
    CY        1,997  3,223  5,220   1,829      716    1,333    9,098      70   158  1,116

   2005
1st Qtr.        470    712  1,182     502      185      335    2,204      16    51    286
2nd Qtr.        458    789  1,247     501      195      398    2,341      17    49    337
3rd Qtr.        423    723  1,146     412      207      409    2,174      15    50    199
4th Qtr.        483    798  1,281     443      188      420    2,332      14    68    197
              -----  -----  -----   -----      ---    -----    -----      --   ---  -----
    CY        1,834  3,022  4,856   1,858      775    1,562    9,051      62   218  1,019

   2006
1st Qtr.        496    759  1,255     494      194      472    2,415      18    50    246
2nd Qtr.        462    775  1,237     495      206      482    2,420      17    58    258
3rd Qtr.        417    633  1,050     374      215      433    2,072      12    48    202
4th Qtr. #      447    660  1,107     443      216      507    2,273      11    43    260
              -----  -----  -----   -----      ---    -----    -----      --   ---    ---
    CY        1,822  2,827  4,649   1,806      831    1,894    9,180      58   199    966

   2007
1st Qtr. #      455    665  1,120     508      214      531    2,373      15    44    264
              -----  -----  -----   -----      ---    -----    -----

* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)

Date:  January 8, 2007               By:  /s/ NICK S. CYPRUS
                                     ---  ------------------
                                          (Nick S. Cyprus
                                           Controller and
                                           Chief Accounting Officer)